Investment properties	12 Months Ended
Jun. 30, 2023
Investment properties
Investment properties

9. Investment properties

Changes in the Group’s investment properties according to the fair value hierarchy for the years ended June 30, 2023 and 2022 were as follows:

	06.30.2023		06.30.2022
	Level 2	Level 3	Level 2	Level 3
Fair value at the beginning of the year	469,291	182,674	358,952	316,608
Additions	3,317	2,711	15,862	4,424
Disposals	(25,958)	-	(62,768)	-
Transfers	3,252	882	128,283	(136,475)
Net (loss)/ gain from fair value adjustment	(42,281)	(9,396)	37,655	(1,905)
Additions of capitalized leasing costs	14	51	50	41
Amortization of capitalized leasing costs (i)	(18)	(17)	(78)	(19)
Currency translation adjustment	1,795	-	(8,665)	-
Fair value at the end of the year	409,412	176,905	469,291	182,674

(i)	Amortization charges of capitalized leasing costs were included in “Costs” in the Statement of Income and Other Comprehensive Income (Note 27).

The following is the balance by type of investment property of the Group as of June 30, 2023 and 2022:

	06.30.2023	06.30.2022
Leased out farmland	26,258	29,472
Offices and other rental properties	122,509	150,467
Shopping malls (*)	185,564	194,328
Undeveloped parcels of land	251,387	275,848
Properties under development	599	1,850
Total	586,317	651,965

(*)	Includes parking spaces.

Certain investment property assets of the Group have been mortgaged or restricted to secure some of the Group’s trade and other payables. The book value of those properties as of June 30, 2023 and 2022 is as follows:

	06.30.2023	06.30.2022
Córdoba Shopping (i)	5,048	4,775
Total	5,048	4,775

The following amounts have been recognized in the Statement of Income and Other Comprehensive Income:

	06.30.2023	06.30.2022	06.30.2021
Revenues	73,559	58,680	38,807
Direct operating expenses	(23,879)	(21,452)	(16,529)
Development expenses	(262)	(400)	(403)
Net unrealized (loss)/ gain from fair value adjustment of investment property (i)	(63,783)	5,612	(46,195)
Net realized gain from fair value adjustment of investment property (ii)	12,106	30,138	38,255

(i)

It includes the result from changes in the fair value of those investment properties that are in the portfolio and have not yet been sold. It has been generated in accordance with what is described in the section called "valuation techniques".

(ii)

As of June 30, 2023, ARS 421 corresponds to the result for changes in the fair value realized for the year ((ARS 83) from the sale of parking spaces in Libertador 498 building, ARS 504 from the sale of 261 Della Paollera) and ARS 11,685 from the result of changes in the fair value made in previous years (ARS 185 from the sale of parking spaces in Libertador 498 building, ARS 11,500 from the sale of 261 Della Paollera’s floors). As of June 30, 2022, (ARS 20,508) corresponds to the result for changes in the fair value realized for the year ((ARS 222) from the sale of Casona Hudson, (ARS 47) from the sale of Merlo land, (ARS 54) from the sale of Mariano Acosta land, (ARS 224) from the sale of parking spaces in Libertador 498 building, (ARS 5,892) from the sale of 261 Della Paollera and (ARS 14,069) from the sale of República building) and ARS 50,646 from the result of changes in the fair value made in previous years (ARS 261 from the Casona Hudson sale, ARS 226 from the Merlo land sale, ARS 216 from the Mariano Acosta land sale, ARS 468 from the sale of parking spaces in Libertador 498 building, ARS 17,151 from the sale of 261 Della Paollera’s floors and ARS 32,324 from the sale of República Building). As of June 30, 2021, (ARS 5,501) corresponds to the result for changes in the fair value realized for the year ((ARS 3,785) from the sale of Torre Boston, (ARS 1,662) from the sale of Bouchard 710 and (ARS 54) for the sale of parking spaces in Bouchard 557) and ARS 43,756 from the result of changes in the fair value made in previous years (ARS 22,995 from the Boston Tower sale and ARS 20,640 from the Bouchard 710 and ARS 121 from the Bouchard 557 sale).

   See Note 5 (liquidity schedule) for detail of contractual commitments related to investment properties.

Valuation processes

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised.  For all investment properties, their current use equates to the highest and best use.

Each business (or operations center, as appropriate) has a team, which reviews the appraisals performed by the independent appraisers (the “review teams”).  The review teams: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

Valuation techniques used for the estimation of fair value of the investment property

Agricultural business

For all leases of agricultural land, the valuation was determined using comparable values. Sale prices of comparable properties are adjusted considering the specific aspects of each property, being the most relevant premise the price per hectare.

Urban properties and investments business

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group has a team which reviews the appraisals performed by the independent appraisers (the “review team”).  The review team: i) verifies all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assesses property valuation movements compared to the valuation report from the prior period; and iii) holds discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review team and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

During the annual investment property valuation process carried out in previous years, the following circumstances were identified, among other aspects: i) entry into force of the modifications in the urban planning code of the Autonomous City of Buenos Aires (CABA) with the new urban code law sanctioned in November 2020 and which entered into force in February 2021 modifying approximately one third of the current code, ii) new construction potential, iii) consolidation of new paradigms of the sector imposed by the pandemic, the general economic situation and the situation of the real estate sector that make technical, legal or economically viable buildable potentials or surpluses for alternative uses of the entire portfolio of properties.

In this sense, the shopping malls were the most affected by the aforementioned circumstances, taking into account the size of their plots and their unique and strategic locations, considering an alternative potential realization market.

The impact of the pandemic and the long-term closure of shopping malls led to a reconsideration of the possibility of mixed uses in the buildable potentials of such shopping malls, seeking a new centrality and enhancing the attractiveness in replacement of anchor stores.

On the other hand, the analysis of opening towards its surroundings and the generation of open spaces produced a new distribution of the value of the existing square meters, producing a change of focus on how to maximize said surplus square meters.

This led to reevaluate the analysis of the value of surplus square meters that were potentially marketable, (being that historically they were the most profitable), to reconvert them to other complementary uses. The buildable potentials analyzed have unique, irreplaceable locations, with high potentials, feasible realization and very attractive from an economic point of view. As a data, the value of construction during 2020 improved the relationship of the construction cost and its future sale speculation of square meters.

The identified buildable potentials are included in the value of the investment property based on the methodology established for other Level 2 properties:

1. Patio Bullrich, CABA

2. Alto Palermo, CABA

3. Córdoba Shopping, Córdoba

4. Alto Rosario, Rosario, Santa Fe.

5. Beruti 3345/47, CABA.

Valuation techniques used for the estimation of fair value of the investment property

The Group has defined valuation techniques according to the characteristics of each property and the type of market in which these assets are located, in order to maximize the use of observable information available for the determination of fair value.

For the Shopping Malls operated by the Group there is no liquid market for the sale of properties with these characteristics that can be taken as a reference of value. Likewise, the Shopping Malls, a business whose revenue is denominated in Argentine Pesos, are highly related to the fluctuation of macroeconomic variables in Argentina, the purchasing power of individuals, the economic cycle of Gross Domestic Product (GDP) growth, the evolution of inflation, among others. Consequently, the methodology adopted by the Group for the valuation of Shopping Malls is the discounted cash flow model (“DCF”), which allows the volatility of the Argentine economy to be taken into account and its correlation with the revenue streams of the Malls and the inherent risk of the Argentine macroeconomy. The DCF methodology contemplates the use of certain unobservable valuation assumptions, which are determined reliably based on the information and internal sources available at the date of each measurement. These assumptions mainly include the following:

• Future projected income flow based on the current locations, type and quality of the properties, supported by the rental contracts that the Company has signed with its tenants. Because the Company's income arises from the higher value between a Minimum Insured Fixed Value (“VMA”) and a percentage of the sales of the tenants in each Shopping Mall, estimates of the evolution of GDP and Inflation of the Argentine economy provided by external consultants to estimate the evolution of tenant sales, which present a high correlation with these macroeconomic variables. Said macroeconomic projections were contrasted with the projections prepared by the International Monetary Fund (“IMF”), the Organization for Economic Cooperation and Development (“OECD”) and with the Market Expectations Survey (“REM”), which consists of a survey prepared by the Central Bank of the Argentine Republic (“BCRA”) aimed at local and foreign specialized analysts in order to allow a systematic monitoring of the main macroeconomic forecasts in the short and medium term on the evolution of the Argentine economy.

• The income from all Shopping Malls was considered to grow with the same elasticity in relation to the evolution of the GDP and the projected inflation. The specific characteristics and risks of each Shopping Mall are captured through the use of the historical average EBITDA Margin of each of them.

• Cash flows from future investments, expansions or improvements in Shopping Mall were not contemplated.

• Terminal value: a perpetuity calculated from the cash flow of the last year of useful life was considered.

• The cash flow for concessions was projected until the termination date of the concession stipulated in the current contract.

• Given the prevailing inflationary context and the volatility of certain macroeconomic variables, a reference long term interest rate in Argentine Pesos is not available to discount the projected cash flows from shopping malls. Consequently, the projected cash flows were dollarized through the future ARS / US$ exchange rate curve provided by an external consultant, which are contrasted to assess their reasonableness with those of the IMF, OECD, REM and the On-shore Exchange Rate Futures Market (ROFEX). Finally, dollarized cash flows were discounted with a long-term dollar rate, the weighted average capital cost rate (“WACC”), for each valuation date.

• The estimation of the WACC discount rates was determined according to the following components:

a) United State Governments Bonds risk-free rate;

b) Industry beta, considering comparable companies from the United States, Brazil, Chile and Mexico, in order to contemplate the Market Risk on the risk-free rate;

c) Argentine country risk considering the EMBI + Index; and

d)Cost of debt and capital structure, considering that information available from the Argentine corporate market (“blue chips”) was determined as a reference, since sovereign bonds have a history of defaults. Consequently, and because IRSA, based on its representativeness and market share represents the most important entity in the sector, we have taken its indicators to determine the discount rate. In the current fiscal year, a discounted cash flow rate was used with the resulting capital structure after the group's debt restructuring, while, for perpetuity, the discount rate has a structure of capital in line with the group's market comparables. This is because we believe that the relationship between debt and equity will tend to normalize in the long term.

Due to the debt restructuring carried out during the last fiscal year, which affected the composition of the group's capital structure, the use of two different discount rates was introduced in the valuation of our shopping malls: one for the flows discount and another for perpetuity. Unlike the previous closing where a single discount rate was used. Here is the difference between the two:

• Discounted cash flow rate: considers the capital structure resulting from the debt restructuring.

• Discount perpetuity rate: considers a market capital structure, based on comparable companies.

The introduction of the normalized rate in perpetuity is due to the fact that we consider that the relationship between debt and capital would tend to normalize in the long term.

For offices, other rental properties, plot of lands and buildable potentials the valuation was determined using transactions of comparable market assets, since the market for offices and land banks in Argentina is liquid and has market transactions that can be taken as reference. These values are adjusted to reflect differences in key attributes such as location, property size and quality of interior fittings (incidence adjustments). The most significant input to the comparable market approach is the price per square meter that derives from the supply and demand in force in the market at each valuation date.

Since September 2019, the real estate market has faced certain changes in terms of its operation as a consequence of the implementation of regulations applicable to the foreign exchange market. In general terms, the measure adopted on September 1, 2019 by the BCRA sets forth that exporters of goods and services should settle foreign currency from abroad in the local exchange market 5 days after the collection of such funds, at the latest. Furthermore, it provides that legal entities residing in Argentina may buy foreign currency without restrictions for imports or payments of debts on the maturity date thereof, although they shall apply for the BCRA´s prior authorization for the purposes of: buying foreign currency in order to form external assets, prepaying debts, making remittances of profits and dividends abroad or transferring funds abroad. Likewise, pursuant to such regulations, access to the market by natural persons for the purchase of dollars was restricted. Afterwards, the BCRA implemented stricter measures, further limiting access to the foreign exchange market (see Note 39).

From the previous year, it is observed that the purchase and sales transactions for office buildings may be settled in Argentine Pesos (by using an implicit foreign exchange rate higher than the official one) or in dollars. Consequently, the most probable scenario is that any sale of office buildings/reserves be settled in Argentine Pesos at an implicit foreign exchange rate higher than the official one. This is evidenced by the transactions consummated by the Group prior to and after the closing of these financial statements. Therefore, the Group has valued its office buildings, land reserves and buildable potentials in Argentine Pesos at the end of the year considering the situation described above, considering an implicit exchange rate higher than the official one.

In certain situations, it is complex to determine reliably the fair value of developing properties. In order to assess whether the fair value of a developing property can be determined reliably, management considers the following factors, among others:

• The provisions of the construction contract.

• The stage of completion.

• Whether the project / property is standard (typical for the market) or non-standard.

• The level of reliability of cash inflows after completion.

• The specific development risk of the property.

• Previous experience with similar constructions.

• Status of construction permits.

There were no changes in the valuation techniques during the year.

The following table presents information regarding the fair value measurements of investment properties using significant unobservable inputs (Level 3):

				06.30.2023 (i)		06.30.2022 (i)		06.30.2021 (i)
Description	Valuation technique	Parameters	Range fiscal year 2023 / 2022 / 2021	Increase	Decrease	Increase	Decrease	Increase	Decrease

Shopping Malls (Level 3)	Discounted cash flows	Discount cash flows rate	15.25% / 14.53% / 13.53%	(3,757)	4,024	(4,667)	5,019	(4,787)	5,172
		Discount perpetually rate	14.20% / 14.53% / 13.53%	(8,848)	10,891	(7,974)	9,835	(8,788)	11,051
		Growth rate	2.4% / 2.4% / 2.4%	6,710	(5,662)	5,683	(4,816)	6,217	(5,204)
		Inflation	(*)	24,052	(21,969)	22,670	(18,764)	28,886	(23,826)
		Devaluation	(*)	(16,082)	17,690	(16,725)	20,441	(15,403)	18,824

(*) Fiscal year 2023: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 479.4 (corresponding to the year ended June 30, 2024) and arriving at ARS 2,118.2 in 2029. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 144.3% (corresponding to the year ended June 30, 2024) and stabilizes at 8.0% after 5 years.

Fiscal year 2022: For the next 5 years, an average ARS / US$ exchange rate with an upward trend was considered, starting at ARS 163.65 (corresponding to the year ended June 30, 2023) and arriving at ARS 622.06 in 2028. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 70.9% (corresponding to the year ended June 30, 2023) and stabilizes at 8.0% after 5 years.

Fiscal year 2021: For the next 5 years, an average ARS / US$ exchange rate with an upward trend was considered, starting at ARS 116.94 (corresponding to the year ended June 30, 2022) and arriving at ARS 376.56 in 2027. In the long term, a nominal devaluation rate of 27.5% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 44.1% (corresponding to the year ended June 30, 2022) and stabilizes at 30.0% after 5 years.

(i) Considering an increase or decrease of: 100 points for the discount and growth rate in Argentina, 10% for the incidence and inflation and 10% for the devaluation.

Costa Urbana -former Solares de Santa María- Costanera Sur, Buenos Aires City (IRSA)

On December 2021, it was published the law from Buenos Aires City congress approving the Regulations for the development of the property of approximately 70 hectares, owned by IRSA since 1997, previously known as "Solares de Santa María", located in front of the Río de la Plata in the South Coast of the Autonomous City of Buenos Aires, southeast of Puerto Madero. The published law grants a New Standard, designated: "U73 - Public Park and Costa Urbana Urbanization", which enables the combination of diverse uses such as homes, offices, retail, services, public spaces, education, and entertainment.

IRSA will have a construction capacity of approximately 866,806 sqm, which will drive growth for the coming years through the development of mixed-use projects.

IRSA agreed to give in 50.8 hectares for public use, which represents approximately 71% of the total area of the property to the development of public green spaces and will contribute with three additional lots of the property, two for the Sustainable Urban Development Fund (FODUS) and one for the Innovation Trust, Science and Technology of the Government of the Autonomous City of Buenos Aires, and the sum of USD 2 million in cash and the amount of 3,000,000 sovereign bonds (AL35) which have already been paid.

In March 2023, Mensura was approved with a proposal for subdivision, fractioning, transfer of streets and public space and we are in the process of deeding the 3 plots and the public park sector that is transferred for consideration.

Likewise, IRSA will be in charge of the infrastructure and road works on the property and will carry out the public space works contributing up to USD 40 million together with the maintenance of the public spaces assigned for 10 years or until the sum of USD 10 million is completed.

On October 29, 2021, a notification was received in relation to a collective protective petition in relation to the property, in which it was stated that there were annulments that affected the approval process of the Urban Development Agreement (CU). Subsequently, the lawsuit was extended, also challenging issues proposed in the CU. IRSA proceeded to answer the claim on November 12, 2021 requesting the rejection and on March 10, 2022 the court handed down a judgment partially allowing the collective petition, which was appealed by IRSA and the GCBA. On March 6, 2023, the Chamber for Administrative, Tax and Consumer Relations Litigation - Room IV resolved to revoke the first instance ruling, and consequently reject the lawsuit. Given that said judgment was not appealed, the case has concluded and to date, IRSA does not have any judicial process in progress related to the Costa Urbana project.

“Costa Urbana” will change the landscape of Buenos Aires City, giving life to an undeveloped area and will be in an exceptional property due to its size, location and connectivity, providing the City the possibility of expanding and recovering access to the Río de la Plata coast with areas for walks, recreation, green spaces, public parks and mixed uses.